UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2007
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                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                         1-31565               06-1377322
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(State or other jurisdiction of    Commission File Number     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  615 Merrick Avenue, Westbury, New York 11590
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                    (Address of principal executive offices)

                                 (516) 683-4100
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 8.01 Other Events
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          On August 13, 2007, New York Community Bancorp, Inc. (the "Company") announced that the FDIC had approved the prospective merger of Synergy Bank, the primary subsidiary of Synergy Financial Group, Inc. ("Synergy"), with and into New York Community Bank, the Company's savings bank subsidiary. The merger of the banks is expected to be completed immediately following the acquisition of Synergy by the Company. A copy of the Company's press release announcing the approval is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
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     (d) Attached as Exhibit 99.1 is the press release issued by the Company on August 13, 2007 to announce the FDIC's approval of the merger of Synergy Bank with and into New York Community Bank.

                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2007                           NEW YORK COMMUNITY BANCORP, INC.
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                                                /s/ Ilene A. Angarola
                                                ---------------------
                                                Ilene A. Angarola
                                                First Senior Vice President
                                                and Director, Investor Relations

                                  EXHIBIT INDEX
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Exhibit 99.1             Press release issued by the Company on August 13, 2007.